                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                     February 11, 2005
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

     Colorado                             0-11730                84-1089377
--------------------               -------------------        ----------------
(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
   of incorporation)                                        (Identification No.)

6405 218th Street, SW, Suite  305, Mountlake Terrace, Washington           98403
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(Address of principal executive offices)                                 (Zip Code)

                                 (425) 329-2300
                                 --------------
              (Registrant's telephone number, including area code)

               _____________________N/A__________________________
         (Former name or former address, if changed since last report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On  February  9,  2005,  Cognigen  Networks,  Inc.  issued  a news  release announcing  its unaudited  financial  results for the three and six months ended
December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99. News Release issued by Cognigen  Networks,  Inc. on February 9,
2005.

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 2005                                COGNIGEN NETWORKS, INC.

                                                         /s/  Thomas S. Smith
                                                         ----------------------
                                                         Thomas S. Smith
                                                         President and Chief
                                                          Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION AND METHOD OF FILING

Exhibit 99   News Release issued by Cognigen Networks, Inc. on February 9, 2005
              (filed herewith)